UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

January 24, 2014
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

0-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
20301 Ventura Blvd, Suite 126 Woodland Hills, California 91364 (Address of Principal Executive Offices and zip code)

(800) 977-5255
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

CEN TRANSACTION

Interest Purchase Agreement

On January 24, 2014, GrowLife, Inc. (the “Company”) executed an Interest Purchase Agreement whereby Wise Phoenix LLC, a Nevada limited liability company (“WP”), and AJOA Holdings, LLC, a Nevada limited liability company (“AJOA”) (WP and AJOA may be collectively referred to as “Sellers”), sold to Organic Growth International, LLC, a Nevada limited liability company (“’OGI”), 25% of the fully diluted outstanding equity of CEN Biotech, Inc., a corporation organized under the laws of Canada (“CEN”). OGI is the Company’s previously announced joint venture with CANX USA, LLC, a Nevada limited liability company (“CANX”). The Company has a 45% ownership interest in OGI and there are conditions under which it may gain a majority interest in the joint venture. The Company is obligated to issue shares of common stock to the Sellers (see below). CEN, under the authority and inspection of the Canadian government, has been approved to build a medical marijuana growing facility in Canada, which could produce and deploy as much as 1.3 million pounds of dried marijuana annually. CEN is awaiting final approval to grow, harvest, or sell medical marijuana from the Canadian government.

In addition to the 25% equity interest in CEN, OGI is entitled to a preference should there be any Distributed Income. Distributed Income is defined as CEN’s net income, after adding non-cash expenses less any reserves designated by CEN’s Board of Directors. The reserves are not to exceed 20% of CEN’s gross revenues. Under the terms of the Interest Purchase Agreement (“IPA”), Distributed Income is to be allocated 60% to OGI, 20% to AJOA, and 20% to WP until distributions have been made equal to $40,000,000. After the distribution of $40,000,000, any Distributed Income is to be allocated 40% to OGI, 30% to AJOA, and 30% to WP. It is the intention of the parties to the IPA that distributions from available funds are to be made at least on an annual basis.

CEN’s obligations to OGI under the IPA are secured by all of CEN’s assets, excluding personal property and inventory to be sold in the normal course of CEN’s business. OGI shall retain this security interest until such time as CEN has distributed an amount equal to $40,000,000.

In exchange for the rights discussed above, the Company is obligated to issue a total of 235,294,118 restricted shares of its common stock (“Payment Shares”) ($40,000,000 calculated at $0.17 per share), should certain conditions be satisfied. 117,647,059 of the Payment Shares will go to WP and the other 117,647,059 Payment Shares will go to AJOA upon the satisfaction of the issuance conditions. In addition to certain document delivery requirements (e.g., financial statements and other corporate records), GrowLife will issue the Payment Shares only if it receives documentary evidence that a Canadian government agency has by contract, license, or otherwise granted specific rights to Sellers or CEN to grow, harvest, sell, import or export cannabis and cannabis bi-products in an amount not less than 1.3 million pounds of dried cannabis annually. If CEN is not granted the right to grow, harvest, and sell at least 1.3 million pounds, then OGI has the right to rescind the IPA or reduce the Payment Shares proportionately. This transaction is also conditioned upon the Company’s shareholders approving an increase in the Company’s authorized common stock at the February meeting of shareholders.

Finally, the Payment Shares, should they ever be issued, are subject to registration rights. The Company is obligated use its best efforts to register the Payment Shares as quickly as possible under applicable state and federal securities laws.

The foregoing description of the IPA is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.1 and incorporated herein by reference.

CEN Biotech, Inc. Shareholder Agreement

On January 24, 2014, the Company entered into a Shareholder Agreement of CEN Biotech, Inc. (the “Shareholder Agreement”). The Shareholder Agreement contemplates OGI’s transfer of the 25% equity interest in CEN to the Company and therefore notes that the Company has a 25% interest. The Company, AJOA, WP, Creative Edge Nutrition, Inc., and one individual, collectively representing 93% percent ownership of CEN, have signed the Shareholder Agreement as of January 24, 2014, as well as CEN itself. Another eight individuals representing the remaining 7% are expected to sign the Shareholder Agreement.

Under the Shareholder Agreement, WP, AJOA, and CANX each have the right to select one director to serve on CEN’s Board of Directors. The Shareholder Agreement dictates that certain corporate actions cannot be taken without the affirmative vote of each director (e.g., incurring indebtedness in excess of $500,000 for matters outside of the then-current budget). Additionally, there shall be no new shareholders without the prior written consent of the CEN Board of Directors. If the Company, or any other shareholder, wants to sell their interest in CEN, then the Company must provide written notice of the terms and conditions of the proposed sale or transfer. This written notice must be provided to the CEN Board of Directors, which shall have a right of first refusal to acquire the selling shareholder’s interest. If sixty days pass and the CEN Board of Directors has not exercised its right, the selling shareholder may consummate the noticed transaction.

 The foregoing description of the Shareholder Agreement is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.2 and incorporated herein by reference.

Master Equipment, Procurement and Services Agreement

On January 24, 2014, OGI and CEN entered into a Master Equipment, Procurement and Services Agreement (“MEPS”) dictating that the legal cannabis growing equipment needs of CEN shall be supplied by the Company on a primary basis, so long as specifications, price, and quality are substantially equal. This arrangement is required by the joint venture agreement that created OGI, which mandates that OGI purchase all of its necessary goods and services from the Company on an exclusive basis. The Company executed the MEPS to signal its acceptance.  In addition to functioning as a supplier, OGI was granted the global right to distribute all products and services sold or licensed by CEN anywhere in the world. The MEPS shall remain in effect for so longer as OGI or the Company is a CEN shareholder or five years, whichever is longer.

The foregoing description of the MEPS is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.3 and incorporated herein by reference.

Profit Sharing Agreement

On January 24, 2014, WP, AJOA, OGI, and CEN entered into a Profit Sharing Agreement (“PSA”). Under the PSA, OGI is entitled to 7.7% of all Payments received by CEN. Payments are defined as total gross payments (including non-cash consideration), without setoff or deduction, paid directly or indirectly to CEN, its affiliates, or related parties. CEN has agreed to pay OGI the 7.7% of Payments on a quarterly basis until the cessation of CEN as an entity, subject to certain exceptions like mergers, acquisitions, and similar transactions. Lastly, when CEN’s cumulative manufacturing and sales volume reaches 1 million pounds of cannabis, CEN is required to make a $100 million distribution to OGI.

The foregoing description of the PSA is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.4 and incorporated herein by reference.

RXNB TRANSACTION

RXNB Interest Purchase Agreement

On January 24, 2014, the Company executed an Interest Purchase Agreement (“RXNB IPA”) whereby WP and AJOA sold to OGI 40% of the fully diluted outstanding equity of R.X.N.B., Inc., a Nevada corporation (“RXNB”). As discussed above, the Company has a 45% ownership interest in OGI, a joint venture with CANX, and there are conditions under which it may gain a majority interest in the joint venture. The Company is obligated to issue shares of common stock to the Sellers under the RXNB IPA (see below). Among other ventures, RXNB formulates, manufactures, and distributes prescription drugs and dietary supplements to pharmaceutical and/food grade standards.  RXNB also owns and operates a laboratory and testing unit within the scope of its business operations.  The pharmacy operations of RXNB supply approximately 50,000 patients per month, and directly or indirectly support the practices of over 2700 clinicians.  RXNB intellectual property includes technology for manufacturing and growing legal, medical grade cannabis in accordance with current good manufacturing practices (“cGNP”) to pharmaceutical standards.

In addition to the 40% equity interest in RXNB, OGI is entitled to a preference should there be any Distributed Income (defined in CEN Transaction IPA). Under the terms of the RXNB IPA, Distributed Income is to be allocated 60% to OGI, 20% to AJOA, and 20% to WP until distributions have been made equal to $45,000,000. After the distribution of $45,000,000, any Distributed Income is to be allocated 40% to OGI, 30% to AJOA, and 30% to WP. It is the intention of the parties to the RXNB IPA that distributions from available funds are to be made at least on an annual basis.

RXNB’s obligations to OGI under the RXNB IPA are secured by all of RXNB’s assets, excluding personal property and inventory to be sold in the normal course of RXNB’s business. OGI shall retain this security interest until such time as RXNB has distributed an amount equal to $45,000,000.

In exchange for the rights discussed above, the Company is obligated to issue a total of 264,705,882 restricted shares of its common stock (“RXNB Payment Shares”) ($45,000,000 calculated at $0.17 per share). 132,352,941 of the RXNB Payment Shares will go to WP and the other 132,352,941 Payment Shares will go to AJOA. In the RXNB IPA, OGI guarantees that the Sellers will receive in the aggregate not less than $18,000,000 within nine months from January 24, 2014 or upon the Sellers’ liquidation of the RXNB Payment Shares, whichever is sooner. The RXNB Payment Shares will be issued by the Company to WP and AJOA after OGI receives certain documentation from WP, AJOA, and RXNB required by the RXNB IPA, including current and historical financial statements, insurance policy information, and certificates of good standing. OGI has the right to rescind the transaction should the required documents not be delivered within sixty business days. The RXNB Payment Shares will not be issued unless the Company’s shareholders approve an increase in the Company’s authorized common stock at the February meeting of shareholders.

Finally, the RXNB Payment Shares are subject to registration rights. The Company is obligated to use its best efforts to register the Payment Shares as quickly as possible under applicable state and federal securities laws.

The foregoing description of the RXNB IPA is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.5 and incorporated herein by reference.

RXNB Shareholder Agreement

On January 24, 2014, OGI, the joint venture co-owned by the Company, entered into a Shareholder Agreement of RXNB, Inc. (the “RXNB Shareholder Agreement”). AJOA and WP, the other two RXNB shareholders, along with RXNB itself, were also parties to the RXNB Shareholder Agreement.

Under the RXNB Shareholder Agreement, AP, AJOA, and CANX, the other co-owner of OGI, each have the right to select one director to serve on RXNB’s Board of Directors. Much like the CEN Shareholder Agreement, certain corporate actions cannot be taken without the affirmative vote of each director (e.g., paying discretionary bonuses to any officer or employee to the extent not included in the then-current budget). Additionally, there shall be no new RXNB shareholders without the prior written consent of the RXNB Board of Directors. If OGI, or any other shareholder, wants to sell their interest in RXNB, then OGI must provide written notice of the terms and conditions of the proposed sale or transfer. This written notice must be provided to the RXNB Board of Directors, which shall have a right of first refusal to acquire the selling shareholder’s interest. If sixty days pass and the RXNB Board of Directors has not exercised their right, the selling shareholder may consummate the noticed transaction.

The foregoing description of the RXNB Shareholder Agreement is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.6 and incorporated herein by reference.

RXNB Master Equipment, Procurement and Services Agreement

On January 24, 2014, OGI entered into a Master Equipment, Procurement and Services Agreement (“RXNB MEPS”) with RXNB dictating that the legal cannabis growing needs of WP, AJOA, and RXNB shall generally be supplied by the Company, so long as specification, price, and quality are substantially equal. This arrangement is required by the joint venture agreement that created OGI, which mandates that OGI purchase all of its necessary goods and services from the Company on an exclusive basis. The Company executed the RXNB MEPS to signal its acceptance. In addition to functioning as a supplier, OGI was the worldwide right to market and distribute products sold or licensed by RXNB or its affiliates. The RXNB MEPS shall remain in effect for so long as OGI or the Company are shareholders or for five years, whichever is longer.

The foregoing description of the RXNB MEPS is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.7 and incorporated herein by reference.

RXNB Profit Sharing Agreement

On January 24, 2014, WP, AJOA, OGI, and RXNB entered into a Profit Sharing Agreement (“RXNB PSA”). Under the RXNB PSA, OGI is entitled to 40% of all Payments (same definition used in CEN Transaction) made to RXNB pursuant to RXNB’s 7% ownership of the gross licensing fees generated from a CEN license, or 2.8% of the total licensing fees. RXNB has agreed to pay OGI on a yearly basis until the cessation of the Company, subject to certain exceptions like mergers, acquisitions, and similar transactions.

The foregoing description of the RXNB PSA is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.8 and incorporated herein by reference.

 Purchased Assets

In a January 24, 2014 document, the Sellers warranted that OGI shall receive a 40% interest in enumerated RXNB assets. These assets include all real property, equipment, and fixtures of RXNB and its subsidiaries, which have an approximate total value of $10,000,000. OGI will also receive a 40% ownership interest in all revenue streams and intellectual property owned by RXNB. The Company, through its minority interest in OGI, will not control these assets.

The foregoing description of the RXNB Purchase Assets is qualified by reference to the complete terms of such agreement, the form of which is included herewith as Exhibit 10.9 and incorporated herein by reference.

GENERAL NOTE ON RXNB TRANSACTION

The Company has a 45% ownership interest in OGI and will experience the benefits through that ownership.

Item 3.02.	Unregistered Sales of Equity Securities

See the disclosures made in Item 1.01 for both the CEN Transaction and the RXNB Transaction, which are incorporated herein by reference. The Company’s securities were offered and sold to accredited investors in transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder. The transactions did not involve a public offering and the offer and sale of the securities was completed without general solicitation or advertising. Furthermore, no underwriter was engaged and there were no underwriting commissions paid by the Company.

Item 9.01.	Financial Statements and Exhibits

10.1 CEN Biotech, Inc. Interest Purchase Agreement dated January 24, 2014

10.2 CEN Biotech, Inc. Shareholder Agreement dated January 24, 2014

10.3 CEN Biotech, Inc. Master Equipment, Procurement and Services Agreement dated January 24, 2014

10.4 CEN Biotech, Inc. Profit Sharing Agreement dated January 24, 2014

10.5 RXNB Interest Purchase Agreement dated January 24, 2014

10.6 RXNB Shareholder Agreement dated January 24, 2014

10.7 RXNB Master Equipment, Procurement and Services Agreement dated January 24, 2014

10.8 RXNB Profit Sharing Agreement dated January 24, 2014

10.9 The Purchased Assets of RXNB dated January 24, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GrowLife, Inc.

Date: January 30, 2014	By:	/s/ Sterling C. Scott
Sterling C. Scott
Chief Executive Officer